Supplement dated January 13, 2009 to the prospectuses dated February 1, 2008 of Seligman Core Fixed Income Fund, Inc. (the "Seligman Fund")


On January 8, 2009, the Seligman Fund's Board of Directors approved in principle the merger of the Seligman Fund into RiverSource Diversified Bond Fund (the "RiverSource Fund"), a fund that seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time. Under normal market conditions, both the Seligman Fund and the RiverSource Fund will invest at least 80% of their assets in fixed income securities. The Seligman Fund intends to invest at least 70% of its net assets in investment grade fixed income securities and may invest up to 30% of its net assets in non-investment grade securities. The RiverSource Fund intends to invest at least 50% of its net assets in securities like those included in the Barclays Capital Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) and, although it emphasizes high- and medium-quality debt securities, will assume some credit risk in an effort to achieve higher yield and/or capital appreciation by buying non-investment grade securities. The Seligman may invest in securities of any duration. The RiverSource Fund targets an average portfolio duration within one year of the duration of the Barclays Capital Aggregate Bond Index. More complete information about the the RiverSource Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of the Seligman Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders during the first or second quarter of 2009, and that a meeting of shareholders to consider the merger will be scheduled for the second quarter of 2009.

For more information about the RiverSource Fund, please call 1-888-791-3380 or visit the RiverSource website at http://www.riversource.com/funds for a prospectus.